UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 20, 2009

INVACARE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-15103	95-2680965

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Invacare Way, P.O. Box 4028, Elyria, Ohio	44036

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (440) 329-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2009, the Board of Directors of Invacare Corporation (the “Company”) elected former United States Senator Charles S. Robb as a member of the Board of Directors, effective March 1, 2010, on the recommendation of the Nominating Committee of the Board of Directors.  Senator Robb will serve in the class of directors who will stand for re-election at the Company’s 2012 Annual Meeting of Shareholders.

Senator Robb, age 70, served as Lt. Governor of Virginia from 1978 to 1982, as Virginia's 64th Governor from 1982 to 1986, and as a United States Senator from 1989 to 2001. While in the Senate, he became the first member ever to serve simultaneously on all three national security committees (Armed Services, Foreign Relations and Intelligence). He also served on the Finance, Commerce, and Budget Committees.

Since leaving the Senate in 2001, Senator Robb has been a Distinguished Professor of Law and Public Policy at George Mason University and has served as Chairman of the Board of Visitors at the United States Naval Academy and Co-Chairman of the President’s Commission on Intelligence Capabilities of the United States Regarding Weapons of Mass Destruction. He has also been a member of the President’s Intelligence Advisory Board, the Secretary of State’s International Security Advisory Board and the FBI Director’s Advisory Board, as well as the Iraq Study Group and several other national security advisory boards and commissions. He is currently Vice Chairman of the Board of Trustees of the MITRE Corporation, a not-for-profit organization that conducts federally funded research and development.

There is no arrangement or understanding between Senator Robb and any other person pursuant to which Senator Robb was elected as a director of the Company.  Senator Robb has not entered into any related party transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On November 23, 2009, the Company issued a press release announcing the election of Senator Robb to the Board of Directors, effective March 1, 2010, which is attached as Exhibit 99.1 to this Form 8-K.

Item 7.01.	Regulation FD Disclosure.

        On November 24, 2009, the Company issued a press release in which it announced approval by the Board of Directors of proceeding with the removal of the Company’s classified board structure and noted other significant enhancements to the Company’s corporate governance framework and policies.  A copy of the press release is furnished herewith as Exhibit 99.2 to this Form 8-K and is incorporated by reference into this Item 7.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit number	Description
99.1	Press Release of Invacare Corporation, dated November 23, 2009.
99.2	Press Release of Invacare Corporation, dated November 24, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invacare Corporation
(Registrant)

Date: November 24, 2009
/s/ Anthony C. LaPlaca
Anthony C. LaPlaca Senior Vice President and General Counsel

Exhibit Index

Exhibit number	Description
99.1	Press Release of Invacare Corporation, dated November 23, 2009.
99.2	Press Release of Invacare Corporation, dated November 24, 2009.